Exhibit 23.4

CONSENT OF ANTHONY P. TERRACCIANO

I consent to the reference to me under the caption “Management” in the prospectus contained in the Registration Statement on Form S-1 (File No. 333-118901) of Knoll, Inc.

Anthony Terracciano
Anthony Terracciano

New York, New York

November 15, 2004